COLUMBIA FUNDS SERIES TRUST
                          Columbia Large Cap Core Fund
                                  (the "Fund")

                         Supplement dated June 29, 2007
        to the prospectuses and the statement of additional information dated
             August 1, 2006, as supplemented from time to time

         Effective immediately, the prospectuses and statement of additional information for all share classes of the Fund are hereby supplemented by removing all references to Brian Condon and Robert McConnaughey as members of the Adviser's Core Strategies Team that are responsible for making the day-to-day investment decisions for the Fund.





















INT-47/133513-0607                                              June 29, 2007